UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2010

Electronic Game Card, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-25843	87-0570975
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5405 Alton Parkway, Suite A-353, Irvine, CA 92604

(Address of principal executive offices)

Registrant's telephone number, including area code: 866-924-2924

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 18, 2010, the Board of Directors Electronic Game Card, Inc. ("EGCI") concluded that its financial statements for the years ended December 31, 2006, 2007 and 2008 should no longer be relied upon because preliminary findings of its previously announced forensic review of the circumstances that gave rise to EGCI’s independent auditors’ withdrawal of its audit opinions for those years  have raised significant concerns as to the integrity of audited financial statements for the fiscal years ended December 31, 2006, 2007 and 2008.   EGCI is concerned that reported revenue may be materially overstated and that the reported carrying value of its assets and investments in third-party companies may not be fairly stated.

In addition, EGCI has been unable to confirm the existence or value of a purported investment account in the name of Electronic Game Card (UK) Limited (“EGCL”) with R.I.C. Asset Management Limited (“R.I.C.”).  While the former CFO of EGCI has stated that the R.I.C. investment account exists and had a balance of $12.9 million as of February 26, 2010, he asserts that EGCI does not own the funds in the R.I.C. account because EGCI no longer owns EGCL.  This assertion is based on a document described as a 2002 agreement entered into among EGCI, EGCL and the original (unidentified) sellers of EGCL to EGCI.  The current EGCI Board of Directors and management were unaware of this document, which was signed by the former CFO on behalf of EGCL, until after questions had arisen concerning the company’s audited financial statements.

With respect to EGCI’s Series A Convertible Preferred Stock, it appears that a certificate of designation establishing the terms of the Series A Convertible Preferred Stock was not filed with the Secretary of State of Nevada, where EGCI is incorporated.  This fact, among others, calls into question, among other things, the validity of the preferred stock and the accuracy of disclosures relating to capitalization and similar matters in EGCI’s historical financial statements, periodic reports and proxy statements filed with the Securities and Exchange Commission.

EGCI’s Board of Directors have discussed the matters described in this Item 4.02 with the Company’s current independent auditing firm.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On May 18, 2010, EGCI issued a press release, which is attached hereto as Exhibit 99.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report.

99.1 - Press Release

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Electronic Game Card, Inc.

By:	/s/ Kevin Donovan
Title: Chief Executive Officer

May 18, 2010

Exhibit Index

Exhibit
Number	Exhibit Title or Description

99.1	Press Release